UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway Suite 100
Boca Raton FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2025, Greenlane Holdings, Inc. (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of our Class A Common Stock, par value $0.01 (the “Common Stock”) from Six Hundred Million (600,000,000) authorized shares of Class A Common Stock to One Billion Eight Hundred Million (1,800,000,000) authorized shares of Class A Common Stock, par value $0.01.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to Designation, a copy of which is filed as Exhibit 3.1.

Item 8.01 Other Events

As previously reported, the Company held a special meeting of its stockholders on April 17, 2025 (the “Special Meeting”). At the Special Meeting, its stockholders approved the authorization of the issuance of certain warrants, shares of common stock underlying the warrants and certain provisions of the warrants issued in connection with an offering and sale of securities of the Company that was consummated on February 19, 2025 (the “Stockholder Approval”), as well as the authorization to increase the Company’s authorized Common Stock as referenced in Item 5.03 above.

The registration statement (File No. 333-286027) (the “Registration Statement”) covering the shares of Common Stock underlying the warrants issued in the February 19, 2025 offering has not yet been declared effective by the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc., dated April 17, 2025
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated:	April 17, 2025	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer